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                             STOCK OPTION AGREEMENT


                  THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into, effective as of October 15, 1996, by and between American Film Technologies, Inc., a Delaware corporation (the "Company"), and Milton Rich (the "Holder").


                                 R E C I T A L S

                  WHEREAS, Holder has rendered valuable public relations services to the Company;

                  WHEREAS, the Company wishes to retain Holder's services for public relations;

                  WHEREAS, as consideration for Holder's ongoing public relations services on behalf of the Company, the Company has agreed to grant the stock option provided for herein to the Holder; and

                  NOW, THEREFORE, the Company and the Holder covenant and agree as follows:


                  1. Grant of the Option. For good and valuable consideration, the receipt of which is hereby acknowledged, the Company hereby grants to the Holder a stock option (the "Option") to acquire from the Company, from time to time on the terms and conditions set forth herein, all or any portion of an aggregate of One-Hundred Thousand (100,000) shares of the Company's $.002 par value common stock (the "Common Stock"), at the price of $.62 per share (the "Exercise Price"). Each of the number of shares of Common Stock into which the Common Stock is exercisable and the Exercise Price is subject to adjustment as provided in Section 4 hereof.

                  2. Term of the Option. The Option will commence on the date hereof and will terminate on October 15, 2001 (the "Effective Date").

                  3. Vesting; Exercise. Subject to the provisions of Section 8 below, the Holder's right to exercise all or any portion of the Option and receive the shares of Common Stock represented thereby shall become immediately exercisable upon the Effective Date.

                  4. Adjustments Upon Changes in Capitalization or Other Significant Events. In the event of any increase or decrease in the number of the issued shares of Common Stock by reason of a stock dividend, stock split, reverse stock split or consolidation or combination of shares and the like at any time or from time to time throughout the term of the Option such that


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the holders of outstanding Common Stock shall have had an adjustment made, without payment therefor, in the number of shares of Common Stock owned by them or shall have become entitled or required to have had an adjustment made in the number of shares of Common Stock owned by them, without payment therefor, there shall be a corresponding adjustment as to the number of shares of Common Stock into which the Option is exercisable and to the Exercise Price, with the result that the Holder's proportionate share of Common Stock shall be maintained as before the occurrence of such event without change in the aggregate exercise price applicable in the event the Holder elected to exercise the Option in full (except for any change in the aggregate exercise price resulting from rounding-off of share quantities or prices).

                  5. Exercise of the Option. To exercise all or any portion of the Option, the Holder must do the following:

                     (a) deliver to the Company a written notice, in the form of Exhibit "A" attached hereto and made a part hereof, specifying the number of shares of Common Stock for which the Option is being exercised;

                     (b) surrender the Agreement to the Company upon complete exercise of the Option;

                     (c) tender payment, either in cash or by cashiers or certified check of the aggregate exercise price for the shares of Common Stock for which the Option is being exercised;

                     (d) pay, or make arrangements satisfactory to the Board for payment to the Company of, all federal, state and local taxes, if any, required to be withheld by the Company in connec tion with the exercise of the Option or the relevant portion thereof; and

                     (e) execute and deliver to the Company any other documents required from time to time by the Company in order to promote compliance with the Securities Act of 1933, as amended (the "1933 Act"), applicable state securities laws, or any other applicable law, rule or regulation.

                  6. Delivery of Share Certificate. As soon as practicable after the Option or any portion thereof has been duly exercised, the Company will deliver to the Holder a certificate for the shares of Common Stock for which the Option was exer cised. Unless the Option has expired or been exercised in full, the Company and the Holder agree that the Company may affix to this Agreement an appropriate notation indicating the number of shares for which the Option was exercised and return this Agreement to the Holder. If any law or regulation of the Securities and Exchange Commission (the "SEC") or of any other federal or state governmental body having jurisdiction shall require the Company or the Holder to take any action prior to

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issuance to the Holder of the shares of Common Stock specified in the written notice of exercise, or if any listing agreement between the Company and any national securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or such listing.

                  7. Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of any portion of the Option.

                  8. Nontransferability. The Option is not transferable other than (a) by operation of law, (b) to one or more trusts of which the Holder is a trustor, or (c) by will or the laws of descent and distribution. The Option may be exercised during the lifetime of the Holder only by the Holder or his or her court-appointed legal representative.

                  9. Warranties and Representations of the Holder. By executing this Agreement, the Holder accepts the Option and represents and warrants to the Company and covenants and agrees with the Company as follows:

                     (a) THE SECURITIES OFFERED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND ANY SALE OF SUCH SECURITIES IS SUBJECT TO COMPLIANCE WITH, OR THE AVAILABILITY OF EXEMPTIONS FROM COMPLIANCE WITH, THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION TO ANY PERSON IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION MAY NOT LAWFULLY BE MADE. TRANSFER OF THIS AGREEMENT AND THE SECURITIES OFFERED HEREBY IS RESTRICTED AS PROVIDED IN SECTIONS 9 AND 11 HEREOF.

                     (b) The Holder acknowledges that no registration statement under the 1933 Act or under any state securities law has been filed and that the Company has no obligation to file such a registration statement in the future with respect to the Option or any shares of Common Stock that may be acquired upon exercise of the Option or any portion thereof.

                     (c) The Holder warrants and represents that the Option and any shares of Common Stock acquired upon exercise of the Option or any portion thereof will be acquired and held by the Holder for the Holder's own account, for investment purposes only, and not with a view towards the distribution or public offering thereof or with any present intention of reselling or distributing the same at any particular future time.

                     (d) The Holder agrees not to sell, transfer or otherwise voluntarily dispose of any shares of Common Stock that may be acquired upon exercise of the Option or any portion thereof unless (i) there is an effective registration statement

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under the 1933 Act covering the proposed disposition and com pliance with governing state securities laws, (ii) the Holder delivers to the Company, at the Holder's expense, a "no-action" letter or similar interpretative opinion, satisfactory in form and substance to the Company, from the staff of each appropriate securities agency, to the effect that such shares may be disposed of by the Holder in the manner proposed, or (iii) the Holder delivers to the Company, an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed disposition is exempt from registration under the 1933 Act and governing state securities laws.

                     (e) The Holder acknowledges and consents to the appearance of a restrictive legend, in substantially the follow ing form:

                     NOTICE: RESTRICTIONS ON TRANSFER

                     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
              UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS, INCLUDING BUT NOT LIMITED TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR APPROVED BY ANY FEDERAL OR STATE REGULATORY AGENCY, INCLUDING BUT NOT LIMITED TO THE SECURITIES AND EXCHANGE COMMISSION, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, INCLUDING BUT NOT LIMITED TO THE ACT, OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE DISCRETION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION THAT NO VIOLATION OF SUCH REGISTRATION OR QUALIFICATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT. ANY OFFER OR DISPOSITION OF THESE SECURITIES WITHOUT SATISFACTION OF SAID CONDITIONS WILL BE WRONGFUL AND WILL NOT ENTITLE THE TRANSFEREE TO REGISTER THE OWNERSHIP OF THE SECURITIES WITH THE CORPORATION.

                     (f) The Holder agrees not to sell, transfer or otherwise dispose of the Option, except as specifically permitted by this Agreement and any applicable securities laws.

                  10. Warranties and Representations of the Company.

                     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                     (b) The grant of the Option to the Holder has been duly authorized by all requisite corporate action on the

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part of the Company and the shares of Common Stock represented by the Option have been properly reserved for issuance.

                     (c) The number of shares of Common Stock represented by the Option (when coupled with all shares currently outstanding and all shares to be issued upon the exercise of all other currently outstanding options granted by the Company) does not exceed the number of shares of Common Stock currently authorized for issuance by the Company's Certificate of Incorporation (the "Certificate").

                     (d) No consents, approvals or permits are required to be obtained from any third person, including, without limitation, any securities commission, before the grant of the Option, nor do any conditions precedent exist (other than those specifically identified herein) that would impair the Company's ability to grant the Option hereunder.

                     (e) No consents, approvals, nor permits are required to be obtained from any third person, other those which may be required under applicable securities laws, before the issuance of Common Stock upon the exercise of all or any portion of the Option.

                  11. Procedures Upon Permitted Transfer. Before any sale, transfer or other disposition of any of the shares of Common Stock acquired upon exercise of the Option, the Holder agrees to give written notice to the Company of his or her intention to effect such disposition. The notice must describe the circumstances of the proposed transfer in reasonable detail and must specify the manner in which the requirements of Section 9(d) above will be satisfied in connection with the proposed disposition. After (a) legal counsel to the Company has determined in good faith that the requirements of Section 9(d) above will be satisfied and (b) the Holder has executed such documentation as may be necessary to effect the proposed disposition, the Company will, as soon as practicable, transfer such shares in accordance with the terms of the notice. Any stock certificate issued upon such transfer will bear a restrictive legend, in the form set forth in Section 9(e) of this Agreement, unless in the opinion of the Company's legal counsel such legend is not required. Compliance with the foregoing procedures is in addition to compliance with any separate requirements applicable to the Holder under the Certificate or otherwise.

                  12. Rights as Stockholder. The Option, in and of itself, does not create rights in the Holder as a stockholder of the Company; provided that upon any such exercise of the Option or any portion thereof that complies with the requirements of this Agreement, the Holder shall immediately be vested with all the rights afforded to other stockholders of the Company, regardless of when the Company actually delivers certificates representing Common Stock to the Holder.

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                  13. Further Assurances. The Holder and the Company agree, from time to time, to execute such additional documents as the other party hereto may reasonably require to effectuate the purposes of this Agreement.

                  14. Binding Effect. This Agreement shall be binding upon the Holder, the Company, the Holder's heirs, successors and assigns, and any corporation or other entity that succeeds to the rights and liabilities of the Company.

                  15. Cost of Litigation. In any action at law or in equity or any arbitration to enforce any of the provisions or rights under this Agreement, the unsuccessful party to such litigation, as determined by the court or arbitrator in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses and fees on any appeals), and if the successful party recovers judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included as part of the judgment.

                  16. Entire Agreement; Modifications. This Agreement constitutes the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. No modification of the Option or this Agreement, or waiver of any provision of this Agreement, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party's rights against the other party for breach of any of the terms of this Agreement shall not be construed as a waiver of such rights as to any continued or subsequent breach.

                  17. Governing Law. This Agreement shall be governed by and interpreted under the law of the State of California applicable to agreements wholly negotiated, executed and to be performed in that state.

                  18. Notices. Any notices that either party to this Agreement is required or may desire to give to the other shall be given by sending the same to the other at the address below, or at such other address as may be designated in writing by any party in a notice to the other given in the manner prescribed in this Section 18. All such notices shall be in writing and delivered by telex, facsimile, personal delivery or if sent by mail, certified or registered mail, return receipt requested deposited so addressed, postage prepaid. If sent by mail notices shall be deemed delivered five (5) business days after deposit in the mail. The addresses to which any such notices shall be given are the following:


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                  To Holder:

                           Milton Rich
                           200 Rector Place Apt. # 42B
                           New York, New York  10280
                           Facsimile No. (212) 898-4810


                  With copy to:

                           ____________________________
                           ____________________________
                           ____________________________
                           ____________________________

                  To the Company:

                           Gerald M. Wetzler
                           c/o American Film Technologies, Inc.
                           300 Park Avenue, 17th Floor
                           New York, New York  10022
                           Facsimile No. (212) 572-6460

                  With copy to:

                           Barry L. Burten, Esq.
                           Jeffer, Mangels, Butler & Marmaro LLP
                           2121 Avenue of the Stars, 10th Floor
                           Los Angeles, California 90067

                  19. Severability. Whenever possible, each provision of this Agreement shall be interpreted so as to be effective and valid under applicable law. If any provision of this Agreement is prohibited or deemed invalid under any applicable law, however, such provision shall be ineffective only to the extent of such prohibition or invalidity, and neither the remainder of such provision nor this Agreement shall be invalidated as a result.

                  20. Counterparts. This Agreement may be executed by the parties in one or more counterparts, all of which taken together shall constitute one instrument.

                  21. Jurisdiction. The parties hereto agree to submit to the exclusive jurisdiction of the Superior Court of the State of California, County of Los Angeles, any controversy, claim or dispute arising out of or relating to this Agreement or the method and manner of performance thereof or the breach thereof.

                                       -7-

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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


"Company"                                    American Film Technologies, Inc.



                                             By:__________________________
                                                   Gerald M. Wetzler
                                             Its:  Chief Executive Officer



"Holder"                                     _____________________________
                                             Milton Rich



                                       -8-

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                                    EXHIBIT A

                           Form of Exercise of Option





To:      American Film Technologies, Inc.
         300 Park Avenue, 17th Floor
         New York, New York  10022
         Facsimile No. (212) 572-6460


                  The undersigned holds an option (the "Option") represented by a Stock Option Agreement (the "Agreement") effective as of June 30, 1995. The undersigned hereby exercises [the Option] [a portion of the Option] and elects to purchase ____________ shares of Common Stock (as defined in the Agreement) of American Film Technologies, Inc. pursuant to the Option. This notice is accompanied by full payment of the Exercise Price for the shares pursuant to
Section 5(c) of the Agreement.

                  The undersigned acknowledges that no registration statement under the Securities Act of 1933, as amended, or under any state securities law has been filed and that the Company has no obligation to file such a registration statement in the future with respect to the Shares. The undersigned warrants and represents that the undersigned is acquiring and will hold the shares for the undersigned's own account, for investment purposes only, and not with a view towards the distribution or public offering of the shares or with any present intention of reselling or distributing the shares at any particular future time. The undersigned consents to the appearance of a restrictive legend, in the form required by Section 10(e) of the Agreement, on the certificate for the shares. The undersigned agrees not to sell, transfer or otherwise dispose of the shares except as specifically permitted by the Agreement or any applicable securities law expressly permitting such a disposition.


                  Date:  ______________ __, ____.



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